UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2025

ContextLogic Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39775	27-2930953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2648 International Blvd., Ste 115
Oakland, California		94601
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 965-8476

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	LOGC	OTCQB
Preferred Stock Purchase Rights	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 10, 2025, ContextLogic Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) that was convened and adjourned without conducting any business. The adjourned Annual Meeting reconvened on July 24, 2025. At the reconvened Annual Meeting, the Company’s stockholders voted on five proposals, each of which is described in more detail in the Company’s amended and restated definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 18, 2025, as supplemented by the additional definitive proxy materials filed with the SEC on July 3, 2025. The following is a brief description of each matter voted upon and the final voting results for each matter.

Proposal 1. Stockholders approved an agreement and plan of reorganization to effect a transaction intended to help protect the long-term value to the Company of its substantial net operating loss carryforwards. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,574,173	132,433	17,615	4,894,461

Proposal 2. The two (2) Class III directors proposed by the Company were elected to serve until the Company’s 2028 annual meeting of stockholders or until his or her respective successor has been duly elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Ted Goldthorpe	13,309,780	414,441	4,894,461
Jennifer Chou	13,506,301	217,920	4,894,461

Proposal 3. Stockholders ratified the appointment of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,458,654	109,021	51,007	-

Proposal 4. Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers for the year ended December 31, 2024. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,802,132	1,814,848	107,241	4,894,461

Proposal 5. Stockholders approved a proposal to adjourn the annual meeting, if necessary. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,489,320	214,859	20,042	4,894,461

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ContextLogic Inc.

Date:	July 25, 2025	By:	/s/ Rishi Bajaj
Rishi Bajaj Chief Executive Officer Principal Executive Officer